EXHIBIT 2

TRANSACTIONS

The following table sets forth all transactions with respect to Shares effected in the last sixty days by the Reporting Persons on behalf of the Reporting Persons in respect of the Shares, inclusive of any transactions effected through 4:00 p.m., New York City time, on May 8, 2013. Except as otherwise noted below, all such transactions were purchases or sales of Shares effected in the open market, and the table includes commissions paid in per share prices.

		AMOUNT		PRICE PER
	DATE OF	OF		SHARE/PREMIUM
NATURE OF TRANSACTION	TRANSACTION	SECURITIES		PER OPTION
Open Market Purchase Transaction	9/13/2012	58,300		25.73
Open Market Purchase Transaction	9/14/2012	65,000		25.73
Open Market Purchase Transaction	11/6/2012	47,311		24.58
Open Market Purchase Transaction	11/6/2012	75,000		24.62
Open Market Purchase Transaction	12/4/2012	100,000		25.30
Open Market Purchase Transaction	12/6/2012	35,000		25.39
Open Market Purchase Transaction	12/7/2012	15,000		25.32
Open Market Purchase Transaction	12/7/2012	71,800		25.21
Open Market Purchase Transaction	12/10/2012	44,800		25.07
Open Market Purchase Transaction	12/10/2012	75,000		25.09
Open Market Purchase Transaction	12/11/2012	50,000		25.17
Open Market Purchase Transaction	12/11/2012	1,500		25.11
Open Market Purchase Transaction	12/11/2012	11,715		25.21
Open Market Purchase Transaction	12/11/2012	94,800		25.18
Open Market Purchase Transaction	12/12/2012	50,000		25.37
Open Market Purchase Transaction	12/13/2012	50,000		25.68
Open Market Purchase Transaction	12/14/2012	100,000		25.21
Open Market Purchase Transaction	12/14/2012	89,483		25.07
Open Market Purchase Transaction	12/17/2012	74,400		25.11
Open Market Purchase Transaction	12/17/2012	50,000		25.08
Open Market Purchase Transaction	12/18/2012	3,800		25.16
Open Market Purchase Transaction	12/19/2012	80,000		25.51
Open Market Purchase Transaction	12/20/2012	40,000		25.46
Open Market Purchase Transaction	12/20/2012	65,000		25.49
Open Market Purchase Transaction	12/21/2012	100,000		25.37
Open Market Purchase Transaction	12/24/2012	35,000		25.55
Open Market Purchase Transaction	12/26/2012	99,200		25.55
Open Market Purchase Transaction	12/26/2012	15,000		25.62
Open Market Purchase Transaction	12/27/2012	70,000		25.41
Open Market Purchase Transaction	12/28/2012	52,500		25.42
Open Market Purchase Transaction	12/31/2012	89,000		25.35
Open Market Purchase Transaction	12/31/2012	12,745		25.13
Open Market Purchase Transaction	12/31/2012	150,000		25.24
Open Market Purchase Transaction	12/31/2012	85,670		25.20
Open Market Purchase Transaction	1/2/2013	47,600		25.97
Open Market Purchase Transaction	1/3/2013	25,300		26.28
Open Market Purchase Transaction	1/3/2013	10,000		26.21
Open Market Purchase Transaction	1/7/2013	155,000		26.32
Purchase of Call Options	1/4/2013	57,500	(1)	8.43	(2)
Purchase of Call Options	1/7/2013	30,000	(1)	8.36	(2)
Purchase of Call Options	1/8/2013	17,500	(1)	8.39	(2)
Purchase of Call Options	1/9/2013	175,000	(1)	8.59	(2)
Purchase of Call Options	1/10/2013	307,700	(1)	8.46	(2)
Purchase of Call Options	1/11/2013	50,000	(1)	8.44	(2)
Purchase of Call Options	1/14/2013	17,800	(1)	8.55	(2)
Purchase of Call Options	1/15/2013	68,800	(1)	8.53	(2)
Purchase of Call Options	1/16/2013	80,000	(1)	8.61	(2)
Purchase of Call Options	1/17/2013	150,000	(1)	8.74	(2)

Purchase of Call Options	1/18/2013	102,000	(1)	8.80	(2)
Purchase of Call Options	1/22/2013	53,600	(1)	8.90	(2)
Purchase of Call Options	1/23/2013	50,000	(1)	9.17	(2)
Purchase of Call Options	1/24/2013	37,500	(1)	9.19	(2)
Purchase of Call Options	1/25/2013	1,000	(1)	9.19	(2)
Purchase of Call Options	1/28/2013	4,500	(1)	9.19	(2)
Purchase of Call Options	1/29/2013	250,000	(1)	9.39	(2)
Purchase of Call Options	1/30/2013	100,000	(1)	9.52	(2)
Purchase of Call Options	1/31/2013	262,500	(1)	9.65	(2)
Purchase of Call Options	2/1/2013	50,000	(1)	9.79	(2)
Purchase of Call Options	2/4/2013	100,000	(1)	9.76	(2)
Purchase of Call Options	2/5/2013	54,500	(1)	10.00	(2)
Purchase of Call Options	2/8/2013	109,000	(1)	9.80	(2)
Purchase of Call Options	2/12/2013	349,000	(1)	8.27	(2)
Purchase of Call Options	2/15/2013	200,000	(1)	8.15	(2)
Purchase of Call Options	2/20/2013	150,000	(1)	7.96	(2)
Purchase of Call Options	2/21/2013	126,400	(1)	7.78	(2)
Purchase of Call Options	2/25/2013	116,600	(1)	7.44	(2)
Purchase of Call Options	2/26/2013	100,000	(1)	7.05	(2)
Purchase of Call Options	2/27/2013	45,000	(1)	7.13	(2)
Purchase of Call Options	2/28/2013	50,000	(1)	7.45	(2)
Purchase of Call Options	3/1/2013	120,000	(1)	7.17	(2)
Purchase of Call Options	3/4/2013	85,000	(1)	7.22	(2)
Purchase of Call Options	3/5/2013	115,000	(1)	7.13	(2)
Purchase of Call Options	3/6/2013	125,000	(1)	7.04	(2)
Purchase of Call Options	3/7/2013	100,000	(1)	6.99	(2)
Purchase of Call Options	3/8/2013	6,800	(1)	7.03	(2)
Purchase of Call Options	3/11/2013	52,600	(1)	6.94	(2)
Purchase of Call Options	3/12/2013	100,000	(1)	6.83	(2)
Purchase of Call Options	3/13/2013	42,600	(1)	6.79	(2)
Purchase of Call Options	3/14/2013	38,800	(1)	6.79	(2)
Purchase of Call Options	3/15/2013	100,000	(1)	6.73	(2)
Purchase of Call Options	3/18/2013	83,300	(1)	6.62	(2)
Purchase of Call Options	3/19/2013	1,000	(1)	6.59	(2)
Purchase of Call Options	3/22/2013	100,000	(1)	6.71	(2)
Purchase of Call Options	3/25/2013	100,000	(1)	6.64	(2)
Purchase of Call Options	3/26/2013	150,000	(1)	6.57	(2)
Purchase of Call Options	3/27/2013	177,000	(1)	6.43	(2)
Purchase of Call Options	3/28/2013	204,400	(1)	6.90	(2)
Purchase of Call Options	4/1/2013	79,100	(1)	7.00	(2)
Purchase of Call Options	4/30/2013	190,000	(1)	9.06	(2)
Purchase of Call Options	5/7/2013	850,000	(1)	9.11	(2)
Purchase of Call Options	5/8/2013	288,000	(1)	9.23	(2)
Sale of Put Options	1/4/2013	57,500	(3)	0.01	(4)
Sale of Put Options	1/7/2013	30,000	(3)	0.01	(4)
Sale of Put Options	1/8/2013	17,500	(3)	0.01	(4)
Sale of Put Options	1/9/2013	175,000	(3)	0.01	(4)
Sale of Put Options	1/10/2013	307,700	(3)	0.01	(4)
Sale of Put Options	1/11/2013	50,000	(3)	0.01	(4)
Sale of Put Options	1/14/2013	17,800	(3)	0.01	(4)
Sale of Put Options	1/15/2013	68,800	(3)	0.01	(4)

Sale of Put Options	1/16/2013	80,000	(3)	0.01	(4)
Sale of Put Options	1/17/2013	150,000	(3)	0.01	(4)
Sale of Put Options	1/18/2013	102,000	(3)	0.01	(4)
Sale of Put Options	1/22/2013	53,600	(3)	0.01	(4)
Sale of Put Options	1/23/2013	50,000	(3)	0.01	(4)
Sale of Put Options	1/24/2013	37,500	(3)	0.01	(4)
Sale of Put Options	1/25/2013	1,000	(3)	0.01	(4)
Sale of Put Options	1/28/2013	4,500	(3)	0.01	(4)
Sale of Put Options	1/29/2013	250,000	(3)	0.01	(4)
Sale of Put Options	1/30/2013	100,000	(3)	0.01	(4)
Sale of Put Options	1/31/2013	262,500	(3)	0.01	(4)
Sale of Put Options	2/1/2013	50,000	(3)	0.01	(4)
Sale of Put Options	2/4/2013	100,000	(3)	0.01	(4)
Sale of Put Options	2/5/2013	54,500	(3)	0.01	(4)
Sale of Put Options	2/8/2013	109,000	(3)	0.01	(4)
Sale of Put Options	2/12/2013	349,000	(3)	0.01	(4)
Sale of Put Options	2/15/2013	200,000	(3)	0.01	(4)
Sale of Put Options	2/20/2013	150,000	(3)	0.01	(4)
Sale of Put Options	2/21/2013	126,400	(3)	0.01	(4)
Sale of Put Options	2/25/2013	116,600	(3)	0.01	(4)
Sale of Put Options	2/26/2013	100,000	(3)	0.01	(4)
Sale of Put Options	2/27/2013	45,000	(3)	0.01	(4)
Sale of Put Options	2/28/2013	50,000	(3)	0.01	(4)
Sale of Put Options	3/1/2013	120,000	(3)	0.01	(4)
Sale of Put Options	3/4/2013	85,000	(3)	0.01	(4)
Sale of Put Options	3/5/2013	115,000	(3)	0.01	(4)
Sale of Put Options	3/6/2013	125,000	(3)	0.01	(4)
Sale of Put Options	3/7/2013	100,000	(3)	0.01	(4)
Sale of Put Options	3/8/2013	6,800	(3)	0.01	(4)
Sale of Put Options	3/11/2013	52,600	(3)	0.01	(4)
Sale of Put Options	3/12/2013	100,000	(3)	0.01	(4)
Sale of Put Options	3/13/2013	42,600	(3)	0.01	(4)
Sale of Put Options	3/14/2013	38,800	(3)	0.01	(4)
Sale of Put Options	3/15/2013	100,000	(3)	0.01	(4)
Sale of Put Options	3/18/2013	83,300	(3)	0.01	(4)
Sale of Put Options	3/19/2013	1,000	(3)	0.01	(4)
Sale of Put Options	3/22/2013	100,000	(3)	0.01	(4)
Sale of Put Options	3/25/2013	100,000	(3)	0.01	(4)
Sale of Put Options	3/26/2013	150,000	(3)	0.01	(4)
Sale of Put Options	3/27/2013	177,000	(3)	0.01	(4)
Sale of Put Options	3/28/2013	204,400	(3)	0.01	(4)
Sale of Put Options	4/1/2013	79,100	(3)	0.01	(4)
Sale of Put Options	4/30/2013	190,000	(3)	0.01	(4)
Sale of Put Options	5/7/2013	850,000	(3)	0.01	(4)
Sale of Put Options	5/8/2013	288,000	(3)	0.01	(4)

(1)	Represents shares underlying American-style call options purchased in the over the counter market. These call options expire on February 28, 2014.
(2)	This amount represents the cost of an applicable American-style call option to purchase one Share. The per share exercise price of these call options is $18.00. This exercise price will be adjusted to account for any dividends or other distributions declared by the Issuer prior to exercise of the options.
(3)	Represents shares underlying European-style put options sold in the over the counter market. These put options expire on the earlier of February 28, 2014 or the date on which the corresponding American-style call option described in footnote 1 is exercised.
(4)	This amount represents the proceeds received from an applicable European-style put option to sell one Share. The per share exercise price of these put options is $18.00. The exercise price will be adjusted to account for any dividends or other distributions declared by the Issuer prior to the exercise of the options.